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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Registration Statement on Form S-1 of our report dated March 26, 1996, on our audits of the financial statements of Titanium Metals Corporation. We also consent to the reference to our firm under the caption "Experts."



                                                /s/ Coopers & Lybrand L.L.P.
                                                    Coopers & Lybrand L.L.P.


Denver, Colorado
December 20, 1996